Exhibit 99.1

ICON ECI Fund Sixteen

Annual Portfolio Overview

2014

Table of Contents

Introduction to Annual Portfolio Overview	1

Portfolio Overview	1

10% Status Report	2

Revolving Line of Credit	3

Performance Analysis	3

Transactions with Related Parties	5

Financial Statements	7

Forward Looking Statements	11

Additional Information	11

ICON ECI Fund Sixteen
As of May 31, 2015
Introduction to Annual Portfolio Overview
We are pleased to present ICON ECI Fund Sixteen’s (the “Fund”) Annual Portfolio Overview for the year ended December 31, 2014. References to “we,” “us,” and “our” are references to the Fund, references to the “Managing Owner” are references to the managing owner of the Fund, ICON MT 16, LLC, and references to the “Investment Manager” are references to the investment manager of the Fund, ICON Capital, LLC.

The Fund primarily makes investments in, or that are collateralized by, equipment and other corporate infrastructure (collectively, “Capital Assets”). The investments are in companies that utilize Capital Assets to operate their businesses. These investments are primarily structured as debt and debt-like financings such as loans, leases and other structured financing transactions in, or that are collateralized by, Capital Assets.

The Fund’s offering period commenced on July 1, 2013 and ended on December 31, 2014. Our Managing Owner determined to cease the offering period earlier than originally anticipated as a result of lower than expected offering proceeds being raised. As of November 12, 2013, we raised a minimum of $1,200,000 from the sale of our Class A shares and Class I shares, at which time shareholders were admitted and we commenced operations. As of June 13, 2014, we raised the $12,500,000 minimum offering amount for the Commonwealth of Pennsylvania. From the commencement of our offering on July 1, 2013 through December 31, 2014, we sold 17,189 Class A shares and 410 Class I shares, representing an aggregate of $17,469,610 of capital contributions. Our operating period commenced on January 1, 2015. During the operating period, we anticipate continuing to invest our offering proceeds and cash generated from operations in Capital Assets.  Following our operating period, we will enter our wind down period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Portfolio Overview

As of December 31, 2014, our portfolio consisted of the following investments:

Murray Energy Corporation
Structure:	Lease	Collateral:	Mining equipment
Expiration Date:	9/30/2015	Net Carrying Value:	$1,420,781*
Current Status:	Performing	Credit Loss Reserve:	None

Blackhawk Mining, LLC
Structure:	Lease	Collateral:	Mining equipment
Expiration Date:	2/28/2018	Net Carrying Value:	$1,625,917*
Current Status:	Performing	Credit Loss Reserve:	None

ICON ECI Fund Sixteen

Portfolio Overview (continued)

D&T Trucking, LLC
Structure:	Lease	Collateral:	Trucks, trailers and other equipment
Expiration Date:	12/31/2018	Net Carrying Value:	$1,047,422*
Current Status:	Performing	Credit Loss Reserve:	None

Geokinetics Inc.
Structure:	Lease	Collateral:	Land-based seismic testing equipment
Expiration Date:	8/31/2017	Net Carrying Value:	$5,005,817**
Current Status:	Performing	Credit Loss Reserve:	None

Premier Trailer Leasing, Inc.
Structure:	Loan	Collateral:	Trailers.
Maturity Date:	9/24/2020	Net Carrying Value:	$2,643,487***
Current Status:	Performing	Credit Loss Reserve:	None
*Net carrying value of our investment in joint ventures is calculated as follows:  investment at cost plus/less our share of the cumulative net income/loss of the joint venture and less distributions received since the date of our initial investment.
**This investment is through a joint venture that we consolidated and presented on our consolidated balance sheets as net investment in finance lease.  Net investment in finance lease is the sum of the remaining minimum lease payments receivable, the estimated residual value of the asset and the unamortized initial direct costs, less unearned income.  Net carrying value includes the recognition of an investment by noncontrolling interests for the share of such investment held by the joint venture’s noncontrolling interest holders.
***Net carrying value of our investment in note receivable is the sum of the remaining principal outstanding and the unamortized initial direct costs, less deferred fees.

10% Status Report

As of December 31, 2014, seismic equipment on lease to Geokinetics Inc. (“Geokinetics”), mining equipment on lease to Murray Energy Corporation (“Murray”) and mining equipment on lease to Spurlock Mining, LLC (f/k/a Blackhawk Mining, LLC) (“Spurlock”) were investments in equipment that individually constituted at least 10% of the net book value of our investment portfolio.

As of December 31, 2014, Geokinetics, Murray and Spurlock had thirty-two, nine and thirty-seven monthly payments remaining, respectively. To the best of our Investment Manager’s knowledge, the equipment is maintained in accordance with applicable laws and regulations as required under the lease agreements.

ICON ECI Fund Sixteen

Revolving Line of Credit

On December 26, 2013, we entered into an agreement with California Bank & Trust (“CB&T”) for a revolving line of credit through March 31, 2015 of up to $5,000,000 (the “Facility”), which is secured by all of our assets not subject to a first priority lien. Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, by the present value of the future receivables under certain loans and lease agreements in which the Fund has a beneficial interest. The interest rate for general advances under the Facility is CB&T’s prime rate. We may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the London Interbank Offered Rate plus 2.5% per year. In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, we are obligated to pay an annualized 0.5% fee on unused commitments under the Facility. At December 31, 2014, there were no obligations outstanding under the Facility.

On March 31, 2015, the Facility was renewed for another 26 months expiring May 31, 2017.

Performance Analysis

Capital Invested as of December 31, 2014	$14,462,789
Leverage Ratio	0.08:1*
% of Receivables Collected for the Quarter ended December 31, 2014	100%**
* Leverage ratio is defined as total liabilities divided by total equity.
** Collections as of May 31, 2015.

One of our objectives is to provide cash distributions to our shareholders.  In order to assess our ability to meet this objective, unaffiliated broker dealers, third party due diligence providers and other members of the investing community have requested that we report a financial measure that can be reconciled to our financial statements and can be used to assess our ability to support cash distributions from our business operations.  We refer to this financial measure as cash available from our business operations, or CABO. CABO is not equivalent to our net operating income or loss as determined under GAAP.  Rather, it is a measure that may be a better financial measure for an equipment fund because it measures cash generated by investments, net of management fees and expenses, during a specific period of time.  We define CABO as the net change in cash during the period plus distributions to shareholders and investments made during such period, less the debt proceeds used to make such investments and the activity related to the Facility, as well as the net proceeds from equity raised through the sale of shares during such period.

We believe that CABO may be an appropriate supplemental measure of an equipment fund’s performance because it is based on a measurement of cash during a specific period that excludes cash from non-business operations, such as distributions, investments and equity raised.

Presentation of this information is intended to assist unaffiliated broker dealers, third party due diligence providers and other members of the investing community in understanding the Fund’s ability to support its distributions from its business operations. It should be noted, however, that no other equipment funds calculate CABO, and therefore comparisons with other equipment funds are not meaningful.  CABO should not be considered as an alternative to net income (loss) as an indication of our performance or as an indication of our liquidity.  CABO should be reviewed in conjunction with other measurements as an indication of our performance.

ICON ECI Fund Sixteen

Performance Analysis (continued)

Cash Available from Business Operations, or CABO, is the cash generated by investments during a specific period of time, net of fees and expenses, excluding distributions to partners, net equity raised and investments made.

Net Change in Cash per GAAP Cash Flow Statement	Business Operations Net cash flow generated by our investments, net of fees and expenses (CABO)	Non-Business Operations Net Equity Raised Cash expended to make Investments and Distributions to Partners

As indicated above, the total net change in cash is the aggregate of the net cash flows from Business Operations and the net cash flows from Non-Business Operations. By taking the total net change in cash and removing the cash activity related to Non-Business Operations (distributions, investments and equity raised), the amount remaining is the net cash available from Business Operations (net cash flows generated by investments, net of fees and expenses).

In summary, CABO is calculated as:

Net change in cash during the period per the GAAP cash flow statement
+ distributions to partners during the period
+ investments made during the period
- debt proceeds to be specifically used to make an investment
- net proceeds from the sale of Interests during the period
= CABO

Cash Available From Business Operations
for the Period January 1, 2014 through December 31, 2014

Cash balance at January 1, 2014	$1,027,327
Cash balance at December 31, 2014	$4,249,074

Net change in cash		$3,221,747

Add Back:
Distributions paid to shareholders from January 1, 2014 through December 31, 2014		$856,601

Investments made during the period
Investment in notes receivable	$2,650,274
Purchase of equipment	10,798,469
Investment in joint ventures	4,904,295
Investment by noncontrolling interests	(5,214,390)
		$13,138,648

Deduct:
Net equity raised during the period		$14,424,666	(1)

Cash Available from Business Operations (CABO)		$2,792,330	(2)

1 This amount is the net amount of (a) Sale of Class A and Class I shares, (b) Sales and offering expenses paid, (c) Deferred charges and (d) Redemption of shares, all directly from the GAAP Cash Flow statement.  This amount is deducted as it is not considered a source for distributions.

2 Cash available from business operations includes the collection of principal and interest from our investments in notes receivable and finance leases.

ICON ECI Fund Sixteen

Transactions with Related Parties

We have entered into certain agreements with our Managing Owner, Investment Manager and CION Securities, LLC, formerly known as ICON Securities, LLC (“CION Securities”), a wholly-owned subsidiary of our Investment Manager and the dealer-manager of our offering, whereby we pay certain fees and reimbursements to these parties.  CION Securities is entitled to receive (i) a dealer-manager fee for the Class A shares sold in the offering equal to 2% of gross offering proceeds and (ii) a distribution fee equal to 0.55% of gross offering proceeds from Class I shares sold in the offering for managing the distribution of the Class I shares.

In addition, we reimburse our Investment Manager and its affiliates for organization and offering expenses incurred in connection with our organization and offering of our shares. The reimbursement of these expenses will be capped at the lesser of 1.44% of the maximum primary offering amount of $241,000,000 and the actual costs and expenses incurred by our Investment Manager and its affiliates.

As of December 31, 2014, our Investment Manager and its affiliates incurred organization and offering costs of $1,747,917 on our behalf in accordance with the terms of our Third Amended and Restated Trust Agreement. Of this amount, our Investment Manager has sought reimbursement of $239,758, which is included in due to Investment Manager and affiliates on our consolidated balance sheets as of December 31, 2014. The decision to pay organization and offering costs on our behalf and the decision to seek reimbursement for such costs was solely at the discretion of our Investment Manager and its affiliates. Accordingly, our Investment Manager and its affiliates have determined not to seek reimbursement for the remaining $1,508,159 of organization and offering costs from us.

We pay or paid our Investment Manager (i) a management fee equal to 3.5% of the gross periodic payments due and paid from our investments and (ii) acquisition fees of 2.5% of the total purchase price (including indebtedness incurred or assumed therewith) of, or the value of the Capital Assets secured by or subject to, each of our investments. For a more detailed analysis of the fees payable to our Investment Manager, please see the Fund’s prospectus.

Administrative expense reimbursements are costs incurred by our Investment Manager or its affiliates that are necessary to our operations. These costs include our Investment Manager’s and its affiliates’ legal, accounting, investor relations and operations personnel, as well as professional fees and other costs that are charged to us. Excluded are salaries and related costs, office rent, travel expenses and other administrative costs incurred by individuals with a controlling interest in our Investment Manager.

Our Managing Owner also has a 1% interest in our profits, losses, distributions and liquidation proceeds, subject to increase based on our investors achieving a preferred return. We paid distributions to our Managing Owner of $8,562 and $158 for the year ended December 31, 2014 and for the period from the Initial Closing Date through December 31, 2013, respectively.  Additionally, our Managing Owner’s interest in the net loss attributable to us was $3,006 and $1,004 for the year ended December 31, 2014 and for the period from the Initial Closing Date through December 31, 2013, respectively.

ICON ECI Fund Sixteen

Transactions with Related Parties (continued)

Fees and other expenses incurred by us to our Investment Manager or its affiliates were as follows:

Entity	Capacity	Description	Year Ended December 31, 2014	Period from November 12, 2013 (Initial Closing Date) through December 31, 2013
ICON Capital, LLC	Investment Manager	Offering expense reimbursements (1)	$142,489	$18,933
ICON Capital, LLC	Investment Manager	Organization cost reimbursements (2)	7,248	1,170
ICON Capital, LLC	Investment Manager	General and administrative reimbursements (2)	48,126	1,625
ICON Capital, LLC	Investment Manager	Management fees (2)	103,221	1,468
CION Securities, LLC	Dealer-manager	Dealer-manager and distribution fees (1)	304,055	42,390
ICON Capital, LLC	Investment Manager	Administrative expense reimbursements (2)	615,929	79,912
ICON Capital, LLC	Investment Manager	Acquisition Fees (3)	440,599	-
			$1,661,667	$145,498
(1) Amount charged directly to shareholders' equity.
(2) Amount charged directly to operations.
(3) Amount capitalized and amortized to operations.

At December 31, 2014, we had a net payable of $945,186 due to our Investment Manager and its affiliates that primarily consisted of administrative expense reimbursements of approximately $649,000, management fees of approximately $105,000 and acquisition fees of approximately $102,000. At December 31, 2013, we had a net payable of $105,564 due to our Investment Manager and its affiliates that primarily consisted of administrative expense reimbursements of approximately $80,000 and offering expenses of approximately $19,000.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON ECI Fund Sixteen
(A Delaware Statutory Trust)
Financial Statements
Consolidated Balance Sheets

	December 31,
	2014	2013
Assets
Cash	$4,249,074	$1,027,327
Net investment in note receivable	2,643,487	-
Net investment in finance lease	9,594,485	-
Investment in joint ventures	4,094,120	897,996
Other assets	15,515	18,693
Total assets	$20,596,681	$1,944,016
Liabilities and Equity
Liabilities:
Due to Investment Manager and affiliates	$945,186	$105,564
Accrued expenses and other liabilities	580,337	92,513
Total liabilities	1,525,523	198,077

Commitments and contingencies

Equity:
Shareholders' capital
Class A	14,143,865	1,693,429
Class I	338,623	52,510
Total shareholders' capital	14,482,488	1,745,939
Noncontrolling interests	4,588,670	-
Total equity	19,071,158	1,745,939
Total liabilities and equity	$20,596,681	$1,944,016

ICON ECI Fund Sixteen
(A Delaware Statutory Trust)
Financial Statements
Consolidated Statement of Operations

	Year Ended	Period from November 12, 2013 (Initial Closing Date) through
	December 31, 2014	December 31, 2013
Revenue:
Finance income	$407,953	$-
Income from investment in joint ventures	531,271	6,262
Other income	11	-
Total revenue	939,235	6,262

Expenses:
Management fees	103,221	1,468
Administrative expense reimbursements	615,929	79,912
General and administrative	318,935	23,625
Interest	24,981	466
Organization costs	7,249	1,170
Total expenses	1,070,315	106,641
Net loss	(131,080)	(100,379)
Less: net income attributable to noncontrolling interests	169,517	-
Net loss attributable to Fund Sixteen	$(300,597)	$(100,379)

Net loss attributable to Fund Sixteen allocable to:
Additional Class A and Class I shareholders	$(297,591)	$(99,375)
Managing Owner	(3,006)	(1,004)
	$(300,597)	$(100,379)

Additional Class A shares:
Net loss attributable to Fund Sixteen allocable to additional Class A shareholders	$(293,924)	$(96,298)
Weighted average number of additional Class A shares outstanding	11,648	1,560
Net loss attributable to Fund Sixteen per weighted average additional Class A share	$(25.23)	$(61.73)

Additional Class I shares:
Net loss attributable to Fund Sixteen allocable to additional Class I shareholders	$(3,667)	$(3,077)
Weighted average number of additional Class I shares outstanding	245	65
Net loss attributable to Fund Sixteen per weighted average additional Class I share	$(14.98)	$(47.34)

ICON ECI Fund Sixteen
(A Delaware Statutory Trust)
Financial Statements
Consolidated Statement of Changes in Equity

	Class A						Class I
	Managing Owner		Additional Shareholders		Total Class A		Additional Shareholders		Noncontrolling	Total
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Interests	Shares	Amount
Balance, November 12, 2013	0.001	$1	1	$1,000	1	$1,001	-	$-	$-	1	$1,001
Net loss	-	(1,004)	-	(96,298)	-	(97,302)	-	(3,077)	-	-	(100,379)
Proceeds from sale of shares	-	-	2,016	2,010,894	2,016	2,010,894	65	60,000	-	2,081	2,070,894
Sales and offering expenses	-	-	-	(205,830)	-	(205,830)	-	(2,943)	-	-	(208,773)
Distributions	-	(158)	-	(14,176)	-	(14,334)	-	(1,470)	-	-	(15,804)
Redemption of Class A share	-	-	(1)	(1,000)	(1)	(1,000)	-	-	-	(1)	(1,000)
Balance, December 31, 2013	0.001	(1,161)	2,016	1,694,590	2,016	1,693,429	65	52,510	-	2,081	1,745,939
Net (loss) income	-	(3,006)	-	(293,924)	-	(296,930)	-	(3,667)	169,517	-	(131,080)
Proceeds from sale of shares	-	-	15,173	15,077,473	15,173	15,077,473	345	321,243	-	15,518	15,398,716
Sales and offering expenses	-	-	-	(1,490,719)	-	(1,490,719)	-	(14,250)	-	-	(1,504,969)
Distributions	-	(8,562)	-	(830,826)	-	(839,388)	-	(17,213)	(795,237)	-	(1,651,838)
Investment by
noncontrolling interests	-	-	-	-	-	-	-	-	5,214,390	-	5,214,390
Balance, December 31, 2014	0.001	$(12,729)	17,189	$14,156,594	17,189	$14,143,865	410	$338,623	$4,588,670	17,599	$19,071,158

ICON ECI Fund Sixteen
(A Delaware Statutory Trust)
Financial Statements
Consolidated Statement of Cash Flows

	Year Ended	Period from November 12, 2013 (Initial Closing Date) through
	December 31, 2014	December 31, 2013
Cash flows from operating activities:
Net loss	$(131,080)	$(100,379)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Finance income	26,595	-
Income from investment in joint ventures	(531,271)	(6,262)
Interest expense from amortization of debt financing costs	14,985	307
Interest expense, other	9,996	-
Changes in operating assets and liabilities:
Other assets	(11,807)	(19,000)
Due to Investment Manager and affiliates, net	585,577	84,175
Accrued expenses and other liabilities	99,430	41,148
Distributions from joint ventures	531,271	-
Net cash provided by (used in) operating activities	593,696	(11)
Cash flows from investing activities:
Purchase of equipment	(10,798,469)	-
Investment in note receivable	(2,650,274)	-
Principal received on finance lease	1,184,176	-
Investment in joint ventures	(4,904,295)	(933,678)
Distributions received from joint ventures in excess of profits	1,809,695	41,944
Net cash used in investing activities	(15,359,167)	(891,734)
Cash flows from financing activities:
Sale of Class A and Class I shares	15,398,716	2,070,894
Sales and offering expenses paid	(974,050)	(136,119)
Investment by noncontrolling interests	5,214,390	-
Distributions to noncontrolling interests	(795,237)	-
Redemption of Class A share	-	(1,000)
Distributions to shareholders	(856,601)	(15,704)
Net cash provided by financing activities	17,987,218	1,918,071
Net increase in cash	3,221,747	1,026,326
Cash, beginning of period	1,027,327	1,001
Cash, end of period	$4,249,074	$1,027,327

Supplemental disclosure of non-cash investing and financing activities:
Offering expenses payable to Investment Manager charged to equity	$142,489	$18,933
Distribution fees payable to dealer-manager	$11,135	$2,356
Distribution payable to Managing Owner	$-	$100
Sales commission trail payable to third parties	$378,398	$51,365
Acquisition fee payable to Investment Manager	$101,524	$-

ICON ECI Fund Sixteen

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or
•	Visiting www.sec.gov, or
•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.